UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements for Mike Olosky as President and Chief Executive Officer

As previously reported in a Current Report on Form 8-K filed on September 8, 2022, Mike Olosky, currently the President and Chief Operating Officer of Simpson Manufacturing Co, Inc. (the “Company”), will succeed Karen Colonias as President and Chief Executive Officer of the Company effective January 1, 2023. On December 14, 2022, the Compensation and Leadership Development Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved the following compensatory arrangements for Mike Olosky, age 54, as the Company’s President and Chief Executive Officer, effective January 1, 2023.

Annual Base Salary	$800,000, subject to annual review after 2023 by the Compensation Committee for discretionary increase.
Annual Bonus
Participation for 2023 in the Company’s Executive Officer Cash Profit Sharing Plan (the “EOCPS”) with a target of 100% of 2023 earned base salary, with the actual payout ranging from 0% to 200% of target, subject to a maximum of 200% of 2023 EOCPS target.

Long-Term Equity Incentive Awards
Participation in the Company’s Long-Term Incentive program (“LTI”) with a target LTI award opportunity of $2.4 million for 2023. These awards consist of restricted stock units (“RSUs”), which generally vest in equal annual installments over three years; and performance-based stock units (“PSUs”), which vest based on revenue growth and ROIC goals, as approved by the Compensation Committee, with the actual payout ranging from 0% to 200% of target. Following 2023, and for each fiscal year thereafter, Mr. Olosky will be eligible for LTI award opportunities to be determined by the Compensation Committee.

Employee Benefits	Mr. Olosky will be eligible for customary employee benefits and fringe benefits on the same basis as other senior executives of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	December 20, 2022	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

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